EXHIBIT 99.1

Phone: 800-213-0689 www.SolarWindow.com	Ms. Briana L. Erickson SolarWindow Technologies, Inc. 10632 Little Patuxent Parkway, Suite 406 Columbia, MD 21044 Email: Briana@SolarWindow.com

News Release

SolarWindow Wins 2017 BIG Innovation Award

Business Intelligence Group Names SolarWindow as “Shining Star” of Innovation

and a Chairman’s Choice Winner This Year

Columbia, MD – February 7, 2017 – SolarWindow Technologies, Inc. (OTCQB: WNDW), the leading developer of transparent electricity-generating coatings for windows on tall towers and skyscrapers, today announced it has been named a winner in the 2017 BIG Innovation Awards presented by the Business Intelligence Group.

The BIG Innovation Awards recognize companies and people who bring new ideas to life, and change the way we experience the world. Organizations from across the globe submitted their innovations for consideration in the 2017 BIG Innovation Awards. Nominations were then judged by a select group of business leaders and executives who volunteer their time and expertise to score submissions and provide feedback.

SolarWindow is developing transparent electricity-generating technology for glass and flexible veneers that has the potential to turn skyscrapers and tall towers into ‘clean power generators’. Unlike conventional solar photovoltaic (PV) systems, the company’s coatings can be applied to all sides of tall towers, generating electricity using natural and artificial light, as well from diffused and reflected light, and in shaded areas.

When applied to a 50-story building, SolarWindow™ could avoid more than two million miles of equivalent carbon dioxide emitted by vehicles on the road, reduce electricity costs by as much as 50 percent per year, provide 15-times the environmental benefits over other roof-top solar PV systems, and according to independently-validated engineering modeling, could achieve a one-year financial payback.

“The sheer pace of innovation is accelerating in virtually every industry as new technology allows corporations and other organizations to rethink how they approach and solve real problems that affect the way we work, love and play,” said Maria Jimenez, chief operating officer of the Business Intelligence Group. “We are thrilled to be honoring SolarWindow as they are leading by example and making real progress on improving the daily lives of so many.”

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“We are honored to be recognized by this distinguished panel of business leaders for our work in developing possibly the biggest single breakthrough in clean energy –converting the solar rays of the sun into electricity on skyscrapers the world over,” said John A. Conklin, president and CEO of SolarWindow. “Innovation is at the core of what we do and this award further validates our mission to develop a technology that provides a source of clean, renewable energy to help meet the world’s growing energy demands.”

About Business Intelligence Group

The Business Intelligence Group was founded with the mission of recognizing true talent and superior performance in the business world. Unlike other industry award programs, these programs are judged by business executives having experience and knowledge. The organization’s proprietary and unique scoring system selectively measures performance across multiple business domains and then rewards those companies whose achievements stand above those of their peers.

About SolarWindow Technologies, Inc.

SolarWindow Technologies, Inc. creates transparent electricity-generating liquid coatings. When applied to glass or plastics, these coatings convert passive windows and other materials into electricity generators under natural, artificial, low, shaded, and even reflected light conditions.

Our liquid coating technology has been presented to members of the U.S. Congress and has received recognition in numerous industry publications. Our SolarWindow™ technology has been independently validated to generate 50-times the power of a conventional rooftop solar system and achieves a one-year payback when modeled on a 50-story building.

For additional information, please call Briana Erickson at 800-213-0689 or visit: www.solarwindow.com.

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Media Contact:

TrendLogic

Dwain Schenck

800-992-6299

dwain@trendlogicpr.com

For answers to frequently asked questions, please visit our FAQs page:
http://solarwindow.com/investors/faqs/.

Power and Financial Model Disclaimer

The company’s Proprietary Power Production & Financial Model (Power & Financial Model) uses photovoltaic (PV) modeling calculations that are consistent with renewable energy practitioner standards for assessing, evaluating and estimating renewable energy for a PV project. The Power & Financial Model estimator takes into consideration building geographic location, solar radiation for flat-plate collectors (SolarWindow™ irradiance is derated to account for 360 degree building orientation and vertical installation), climate zone energy use and generalized skyscraper building characteristics when estimating PV power and energy production, and carbon dioxide equivalents. Actual power, energy production and carbon dioxide equivalents modeled may vary based upon building-to-building situational characteristics and varying installation methodologies.

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Social Media Disclaimer

Investors and others should note that we announce material financial information to our investors using SEC filings and press releases. We use our website and social media to communicate with our subscribers, shareholders and the public about the company, SolarWindow™ technology development, and other corporate matters that are in the public domain. At this time, the company will not post information on social media could be deemed to be material information unless that information was distributed to public distribution channels first. We encourage investors, the media, and others interested in the company to review the information we post on the company’s website and the social media channels listed below:

•	Facebook
•	Twitter

* This list may be updated from time to time.

Legal Notice Regarding Forward-Looking Statements

No statement herein should be considered an offer or a solicitation of an offer for the purchase or sale of any securities. This release contains forward-looking statements that are based upon current expectations or beliefs, as well as a number of assumptions about future events. Although SolarWindow Technologies, Inc. (the “company” or “SolarWindow Technologies”) believes that the expectations reflected in the forward-looking statements and the assumptions upon which they are based are reasonable, it can give no assurance that such expectations and assumptions will prove to have been correct. Forward-looking statements, which involve assumptions and describe our future plans, strategies, and expectations, are generally identifiable by use of the words “may,” “will,” “should,” “could,” “expect,” “anticipate,” “estimate,” “believe,” “intend,” or “project” or the negative of these words or other variations on these words or comparable terminology. The reader is cautioned not to put undue reliance on these forward-looking statements, as these statements are subject to numerous factors and uncertainties, including but not limited to adverse economic conditions, intense competition, lack of meaningful research results, entry of new competitors and products, adverse federal, state and local government regulation, inadequate capital, unexpected costs and operating deficits, increases in general and administrative costs, termination of contracts or agreements, technological obsolescence of the company's products, technical problems with the company's research and products, price increases for supplies and components, litigation and administrative proceedings involving the company, the possible acquisition of new businesses or technologies that result in operating losses or that do not perform as anticipated, unanticipated losses, the possible fluctuation and volatility of the company's operating results, financial condition and stock price, losses incurred in litigating and settling cases, dilution in the company's ownership of its business, adverse publicity and news coverage, inability to carry out research, development and commercialization plans, loss or retirement of key executives and research scientists, changes in interest rates, inflationary factors, and other specific risks. There can be no assurance that further research and development will validate and support the results of our preliminary research and studies. Further, there can be no assurance that the necessary regulatory approvals will be obtained or that SolarWindow Technologies, Inc. will be able to develop commercially viable products on the basis of its technologies. In addition, other factors that could cause actual results to differ materially are discussed in the company's most recent Form 10-Q and Form 10-K filings with the Securities and Exchange Commission. These reports and filings may be inspected and copied at the Public Reference Room maintained by the U.S. Securities & Exchange Commission at 100 F Street, N.E., Washington, D.C. 20549. You can obtain information about operation of the Public Reference Room by calling the U.S. Securities & Exchange Commission at 1-800-SEC-0330. The U.S. Securities & Exchange Commission also maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the U.S. Securities & Exchange Commission at http://www.sec.gov. The company undertakes no obligation to publicly release the results of any revisions to these forward looking statements that may be made to reflect the events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

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